Income Taxes - Deferred Taxes (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Current deferred tax assets
Short-term deferred revenue	$ 224	1,358	1,036
Less: valuation allowances
Current deferred tax assets	224	1,358	1,036
Non-current deferred tax assets
Net operating loss carry forwards	1,952	11,814	10,859
Less: valuation allowances	(1,952)	(11,814)	(10,859)
Non-current deferred tax assets